UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2021

ION ACQUISITION CORP 1 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39581	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Medinat Hayehudim

Herzliya 4676672, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +972 (9) 970-3620

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	IACA.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	IACA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Merger Agreement

On January 25, 2021, ION Acquisition Corp. 1 Ltd., a Cayman Islands exempted company (“ION”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Taboola.com Ltd., a company organized under the laws of the State of Israel (“Taboola”), and Toronto Sub Ltd., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Taboola (“Merger Sub”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into ION (the “Merger”), with ION continuing as the surviving company after the Merger (the “Surviving Company”). As a result of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions” or the “Business Combination”), ION will become a direct, wholly-owned subsidiary of Taboola. The Merger Agreement and the Transactions were unanimously approved by the board of directors of each of ION and Taboola.

Immediately prior to the effective time of the Merger (the “Effective Time”), (i) each preferred share, with no par value, of Taboola (each, a “Taboola Preferred Share”) will be converted into ordinary shares, with no par value, of Taboola (each, a “Taboola Ordinary Share”) in accordance with Taboola’s organizational documents and (ii) immediately following such conversion but prior to the Effective Time, Taboola will effect a stock split of each Taboola Ordinary Share into such number of Taboola Ordinary Shares calculated in accordance with the terms of the Merger Agreement such that each Taboola Ordinary Share will have a value of $10.00 per share after giving effect to such stock split (the “Stock Split” and, together with the conversion of Taboola Preferred Shares, the “Capital Restructuring”).

Pursuant to the Merger Agreement, immediately prior to the Effective Time, each (i) Class B ordinary share, par value $0.0001 per share, of ION (“ION Class B Shares”) will be automatically converted into one (1) Class A ordinary share, par value $0.0001 per share, of ION (“ION Class A Shares”) in accordance with the terms of ION’s organizational documents and, after giving effect to such automatic conversion, at the Effective Time and as a result of the Merger, each issued and outstanding ION Class A Share will no longer be outstanding and will automatically be converted into the right of the holder thereof to receive one Taboola Ordinary Share after giving effect to the Capital Restructuring and (ii) issued and outstanding warrant of ION sold to the public and to ION’s sponsors in a private placement in connection with ION’s initial public offering (“ION Warrants”) will automatically and irrevocably be assumed by Taboola and converted into a corresponding warrant for Taboola Ordinary Shares (“Taboola Warrants”) exercisable for Taboola Ordinary Shares. Immediately prior to the Effective Time, the ION Class A Shares and the public ION Warrants comprising each issued and outstanding ION unit, consisting of one (1) ION Class A Share and one-fifth (1/5th) of one (1) public ION Warrant, will be automatically separated and the holder thereof will be deemed to hold one (1) ION Class A Share and one-fifth (1/5th) of one (1) public ION Warrant. No fractional public ION Warrants will be issued in connection with such separation such that if a holder of such ION units would be entitled to receive a fractional public ION warrant upon such separation, the number of public ION warrants to be issued to such holder upon such separation will be rounded down to the nearest whole number of public ION Warrants.

The Transactions are targeted to be consummated in the second quarter of 2021, after receipt of the required approval by the shareholders of Taboola (the “Taboola Shareholder Approval”), the required approval by Taboola in its capacity as the sole shareholder of Merger Sub (the “Merger Sub Shareholder Approval”), and the required approval by the shareholders of ION (the “ION Shareholder Approval”) and the fulfillment of certain other conditions set forth in the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties of Taboola and its subsidiaries, including Merger Sub, relating, among other things, to proper organization and qualification; Taboola’s subsidiaries; capitalization; the authorization, performance and enforceability against Taboola of the Merger Agreement and the requisite shareholder approval; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits, approvals and orders; financial statements; absence of undisclosed liabilities; absence of certain changes; litigation; employee benefits; labor relations; real and tangible property; tax matters; environmental matters; broker’s fees; intellectual property; privacy and data security; material contracts; insurance; transactions with affiliates; supplied information; absence of certain business practices; and the PIPE Investment (as defined below).

The Merger Agreement contains representations and warranties of ION, relating, among other things, to proper organization and qualification; ION’s subsidiaries; capitalization; the authorization, performance and enforceability against ION of the Merger Agreement; absence of conflicts; required consents and filings; compliance with laws and possession of requisite governmental permits, approvals and orders; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation; business activities; material contracts; New York Stock Exchange (“NYSE”) listing; absence of undisclosed liabilities; ION’s trust account; tax matters; supplied information; employee benefits; board approval and the requisite shareholder approval; title to assets; transactions with affiliates; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; and broker’s fees.

The representations and warranties made in the Merger Agreement will not survive the consummation of the Merger.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, a covenant providing for ION and Taboola to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Merger (the “Registration Statement”), covenants requiring ION and Taboola to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of ION’s shareholders and a general meeting of Taboola’s shareholders, respectively, as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), covenants requiring the board of directors of ION and the board of directors of Taboola to recommend to the shareholders of ION or Taboola, as applicable, the adoption and approval of the ION or Taboola transaction proposals contemplated by the Merger Agreement and covenants prohibiting ION and Taboola from, among other things, directly or indirectly soliciting, initiating, entering into or continuing discussions, negotiations or transactions with, or encouraging or responding to any inquiries or proposals by, or providing any information to, any person concerning, any alternative business combination. The board of directors of ION would be entitled to change its recommendation to ION’s shareholders under certain circumstances unrelated to an alternative business combination, including after compliance with certain matching right procedures.

Conditions to Closing

In addition, the consummation of the Transactions is conditioned upon, among other things:

●	receipt of the Taboola Shareholder Approval, the Merger Sub Shareholder Approval and the ION Shareholder Approval;

●	ION having at least $5,000,001 of net tangible assets immediately after giving effect to the ION Shareholder Redemption upon the Closing;

●	the absence of any provision of any applicable legal requirement and any temporary, preliminary or permanent restraining order prohibiting, enjoining or making illegal the consummation of the Transactions;

●	the approval for listing of Taboola Ordinary Shares and Taboola Warrants to be issued in connection with the Closing upon the Closing on the NYSE, subject only to official notice of issuance thereof;

●	effectiveness of the Registration Statement in accordance with the provisions of the Securities Act, the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending;

●	completion by Taboola of the Capital Restructuring in accordance with the terms of the Merger Agreement and Taboola’s organizational documents; and

●	receipt of a required ruling issued by the Israel Tax Authority pursuant to Section 104H of the Israeli Income Tax Ordinance (the “104H Tax Ruling”).

The obligations of Taboola and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of ION (subject to certain materiality standards set forth in the Merger Agreement);

●	material compliance by ION with its pre-closing covenants; and

●	the funds contained in ION’s trust account (after giving effect to the ION Shareholder Redemption), together with the aggregate amount of proceeds from the purchase of Taboola Ordinary Shares by PIPE Investors and the purchase of Taboola Ordinary Shares from certain Taboola employees and institutional shareholders by Secondary Investors, equaling or exceeding $450,000,000.

The obligations of ION to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Taboola (subject to certain materiality standards set forth in the Merger Agreement);

●	material compliance by Taboola with its pre-closing covenants; and

●	the absence of any change, event, state of facts, development or occurrence since the date of the Merger Agreement that, individually or in the aggregate with all other changes, events, states of facts, developments or occurrences, has had or would reasonably be expected to have a material adverse effect with respect to Taboola that is continuing.

Governance

After the consummation of the Transactions, (i) the current officers of Taboola will remain officers of Taboola, (ii) the board of directors of Taboola will be divided into three (3) classes, designated as Class I, II and III, and (iii) one (1) person designed by ION will be elected and appointed as a director of Class II of the board of directors of Taboola (which class will not be subject to re-election until the second annual meeting of the shareholders of Taboola following the consummation of the Transactions).

Termination

The Merger Agreement may be terminated:

●	by mutual written consent of ION and Taboola;

●	by either ION or Taboola if the closing of the Transactions has not occurred by June 25, 2021 (the “Outside Date”), except that the right to so terminate the Merger Agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a material breach of the Merger Agreement;

●	by either ION or Taboola if a governmental entity has issued an order or decree or has taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Merger, which order, decree or other action is final and nonappealable;

●	by Taboola if ION has breached any of its covenants or representations and warranties in any material respect and has not cured such breach within the time periods provided for in the Merger Agreement;

●	by ION if Taboola has breached any of its covenants or representations and warranties in any material respect and has not cured such breach within the time periods provided for in the Merger Agreement;

●	by either ION or Taboola, if, at the ION extraordinary general shareholder meeting held to approve the Transactions (including any adjournments thereof), the Merger Agreement, the Merger, and the other ION transaction proposals contemplated by the Merger Agreement are not duly adopted by ION’s shareholders by the requisite vote under applicable legal requirements and ION’s organizational documents;

●	by either ION or Taboola, if, at the Taboola general shareholder meeting held to approve the Transactions (including any adjournments thereof), the Merger Agreement, the Merger, and the other Taboola transaction proposals contemplated by the Merger Agreement are not duly adopted by Taboola’s shareholders by the requisite vote under applicable legal requirements and Taboola’s organizational documents;

●	by Taboola, if, prior to receipt of the ION Shareholder Approval, the board of directors of ION changes its recommendation with respect to the ION transaction proposals contemplated by the Merger Agreement as permitted by the Merger Agreement; and

●	by Taboola, if, at the Closing, the condition regarding the aggregate amount of available funds described above is incapable of being satisfied at the Closing.

A copy of the Merger Agreement will be filed by amendment on Form 8-K/A to this Current Report on Form 8-K (this “Current Report”) within four (4) business days of the date hereof as Exhibit 2.1, and the foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement will be filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ION’s public disclosures.

Investors’ Rights Agreement

Concurrently with the execution and delivery of the Merger Agreement, each of Taboola, ION Holdings 1, LP and ION Co-Investment LLC (together with ION Holdings 1, LP, the “Sponsors”), and certain of Taboola’s shareholders entered into an Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), to be effective as of the Effective Time, pursuant to which Taboola agreed to file a registration statement as soon as practicable upon a request from certain significant shareholders of Taboola to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other shareholders party thereto. Taboola also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, Taboola is required to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities. Taboola also agreed to file a resale shelf registration statement within thirty (30) days of the Closing to register the resale of Taboola Warrants held by the Sponsors. In addition, in connection with the execution of the Investors’ Rights Agreement, ION is obligated to terminate the existing ION registration rights agreement.

The Investors’ Rights Agreement also provides that (i) the Taboola Ordinary Shares held by shareholders of Taboola that held such shares prior to the Closing (excluding the PIPE Shares (as defined below) and publicly listed Taboola Ordinary Shares acquired after the Closing) and any Taboola Ordinary Shares issuable upon the exercise of Taboola Warrants and any other securities convertible or exercisable for Taboola Ordinary Shares held by security holders prior to the Closing will be locked-up for one hundred eighty (180) days following the Closing (except any party to the Investors’ Rights Agreement that is an employee or service provider of Taboola or one of its subsidiaries may sell Taboola Ordinary Shares to the extent permitted by Taboola’s Articles of Association to be adopted in connection with the Transactions), (b) the Taboola Shares held by the Sponsors after the Closing (other than the PIPE Shares, the Secondary Shares (as defined below), any Taboola Ordinary Shares underlying Taboola Warrants issued in exchange for ION Warrants held by the Sponsors at the Closing and publicly listed Taboola Ordinary Shares acquired after the Closing) will be locked-up until the earlier of (i) one (1) year from the Closing, (ii) the date on which the closing price of Taboola Ordinary Shares equals or exceeds $12.00 per share for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred fifty (150) days following the Closing and (iii) the date on which Taboola completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Taboola’s shareholders having the right to exchange their Taboola Ordinary Shares for cash, securities or other property and (c) the Taboola Warrants issued in exchange for ION Warrants at the Closing and any Taboola Ordinary Shares underlying such warrants that are held by the Sponsors will be locked-up for thirty (30) days following the Closing.

The Investors’ Rights Agreement also provides that Taboola will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Investors’ Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Taboola securities or ION securities, and all such prior agreements shall be terminated.

The foregoing description of the Investors’ Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investors’ Rights Agreement, a form of which is attached as Exhibit E to the Merger Agreement.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, ION, Taboola, and the Sponsors entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsors have agreed, among other things, to (i) appear at an ION shareholder meeting to establish a quorum for the purpose of approving the ION transaction proposals; (ii) execute a written consent in favor of the ION transaction proposals; (iii) vote ION Class B Shares, ION Class A Shares, and ION Class A Shares underlying ION Warrants (collectively, the “ION Covered Shares”) in favor of the ION transaction proposals, including the approval of the Merger and the other Transactions; and (iv) vote all ION Covered Shares against (A) any other business combination transaction with ION or any other action or agreement that would reasonably be expected to (1) frustrate the purposes of the Transactions (including consummation thereof) or adversely affect the Transactions, (2) result in a breach any covenant, representation, or warranty of ION under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement not to be fulfilled, or (3) result in a breach any covenant, representation, or warranty of the Sponsors under the Sponsor Support Agreement; and (B) any merger agreement or merger, combination, or sale of substantial assets other than the Merger and any change in the business, management or board of directors of ION. The Sponsors have further agreed to deliver a voting proxy in the form attached to the Sponsor Support Agreement pursuant to which the Sponsors will vote in favor of the proposals included therein on (or effective as of) the fifth (5th) day following delivery of notice of the ION shareholder meeting.

The foregoing description of the Sponsor Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreements, a form of which is attached as Exhibit F to the Merger Agreement.

Taboola Shareholder Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Taboola, ION and certain of Taboola’s shareholders entered into a Company Shareholder Support Agreement (“Taboola Shareholder Support Agreement”), pursuant to which each of those Taboola shareholders have agreed, among other things, to (i) appear at a Taboola shareholder meeting to establish a quorum for the purpose of approving the Taboola transaction proposals; (ii) execute a written consent in favor of the Taboola transaction proposals; (iii) vote all Taboola shares in favor of the Taboola transaction proposals, including the approval of the Merger and the other Transactions; and (iv) vote all Taboola shares against (A) any other business combination transaction with Taboola or any other action or agreement that would reasonably be expected to (1) frustrate the purposes of the Transactions (including consummation thereof) or adversely affect the Transactions, (2) result in a breach any covenant, representation, or warranty of Taboola under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement not to be fulfilled, or (3) result in a breach any covenant, representation, or warranty of Taboola’s shareholders under the Taboola Shareholder Support Agreement; and (B) any merger agreement or merger, combination, or sale of substantial assets other than the Merger. The shareholders of Taboola party to the Taboola Shareholder Support Agreement have further agreed to deliver a voting proxy in the form attached to the Taboola Shareholder Support Agreement pursuant to which such shareholders will vote in favor of the proposals included therein on (or effective as of) the fifth (5th) day following delivery of notice of the Taboola shareholder meeting.

The foregoing description of the Taboola Shareholder Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Taboola Shareholder Support Agreements, a form of which is attached as Exhibit G to the Merger Agreement.

Subscription Agreements

Concurrently with the execution of the Merger Agreement, Taboola and certain investors (the “PIPE Investors”) have entered into a series of subscription agreements (“Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase an aggregate of 13,500,000 Taboola Ordinary Shares (the “PIPE Shares”) from Taboola at a price per share of $10.00, for gross proceeds to Taboola of $135,000,000 (the “PIPE Investment”). Each PIPE Investor agreed to fund the purchase price for its PIPE Shares at least two (2) business days prior to the anticipated closing date of the Transactions. The price per share to be paid by the PIPE Investors pursuant to the Subscription Agreements assumes that Taboola has effected the Stock Split. The closing of the PIPE Investment is conditioned upon, among other things, the consummation of the Transactions. The PIPE Investors are not obligated to consummate the PIPE Investment in the event that ION asserts that any of the conditions to ION’s obligation to close (but not mutual conditions) set forth in the Merger Agreement has not been or would not be satisfied. However, unless the Subscription Agreements have been earlier terminated, if ION and Taboola subsequently consummate the Transaction, the PIPE Investors would be obligated to consummate the PIPE Investment.

Taboola agreed to file a registration statement registering the resale of the PIPE Shares within thirty (30) days after consummation of the Transactions.

A copy of the form of the Subscription Agreement will be filed by amendment on Form 8-K/A to this Current Report within four (4) business days of the date hereof as Exhibit 10.1 and the foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Secondary Share Purchase Agreements

Concurrently with the execution of the Merger Agreement, Taboola and certain investors (the “Secondary Investors”) entered into share purchase agreements with certain shareholders of Taboola (the “Secondary Share Purchase Agreements”) pursuant which the Secondary Investors committed to purchase Taboola Ordinary Shares from certain shareholders of Taboola, and, under certain circumstances, from Taboola, at an aggregate of 15,120,000 Taboola Ordinary Shares (the “Secondary Shares”) at a price per share of $10.00, for gross proceeds of $151,200,000 (the “Secondary Purchases”). In the event that the sum of the funds contained in ION’s trust account, after giving effect to the ION Shareholder Redemption and the payment of ION’s transaction costs, Taboola’s transaction costs and ION’s unpaid liabilities, plus the PIPE Investment is less than $200,000,000, then a portion of the Secondary Purchases in an amount equal to such shortfall would be reallocated to investments by institutional Secondary Investors into Taboola on a pro rata basis.

Each Secondary Investor agreed to fund the purchase price for its Secondary Shares at least two (2) business days prior to the anticipated closing date of the Transactions. The price per share to be paid by the Secondary Investors pursuant to the Secondary Share Purchase Agreements assumes that Taboola has effected the Stock Split. The closing of the Secondary Purchases is conditioned upon, among other things, the consummation of the Transactions. The Secondary Investors are not obligated to consummate the Secondary Purchases in the event that ION asserts that any of the conditions to ION’s obligation to close (but not mutual conditions) set forth in the Merger Agreement has not been or would not be satisfied. However, unless the Secondary Share Purchase Agreements have been earlier terminated, if ION and Taboola subsequently consummate the Transaction, the Secondary Investors would be obligated to consummate the Secondary Purchases.

Pursuant to a letter agreement entered into between Taboola and each Secondary Investor (the “Letter Agreements”), Taboola agreed to file a registration statement within thirty (30) days after consummation of the Transactions registering the resale of the Secondary Shares.

Copies of the forms of the Secondary Share Purchase Agreements and the Letter Agreements will be filed by amendment on Form 8-K/A to this Current Report within four (4) business days of the date hereof as Exhibit 10.2 and Exhibit 10.3 and the foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On January 25, 2021, Taboola issued a press release announcing that it has executed the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is an investor presentation, dated January 2021, prepared by Taboola and ION regarding the Business Combination and presented in connection with the marketing of the PIPE Investment. A copy of the transcript of a pre-recorded investor presentation to be provided on January 25, 2021 is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ION under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Taboola intends to file with the SEC the Registration Statement which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of shares of ION Class A Shares in connection with ION’s solicitation of proxies for the vote by ION’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Taboola to be issued in the Business Combination. ION’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about Taboola, ION and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of ION as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders of ION will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: ION Acquisition Corp 1 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620.

Participants in the Solicitation

ION and its directors and executive officers may be deemed participants in the solicitation of proxies from ION’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in ION is contained in ION’s registration statement on Form S-1, which was filed with the SEC on October 1, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ION Acquisition Corp 1 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Taboola and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ION in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ION’s and Taboola’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ION’s and Taboola’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ION’s and Taboola’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of legal proceedings that have or may be instituted against ION and Taboola; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the ordinary shares of the post-acquisition company on The New York Stock Exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Taboola or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in ION’s other filings with the SEC. ION cautions that the foregoing list of factors is not exclusive. ION cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ION does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 25, 2021
99.2	Investor Presentation, dated January 2021
99.3	Transcript of Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION ACQUISITION CORP 1 LTD.

By:	/s/ Anthony Reich
Name: Anthony Reich
Title: Chief Financial Officer

Date: January 25, 2021